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                                                                    Exhibit 10.6

                       FIRST AMENDMENT TO RIGHTS AGREEMENT
             AND CERTIFICATION OF COMPLIANCE WITH SECTION 27 THEREOF

         This Amendment, dated as of October 28, 2000 (the "AMENDMENT"), to the Rights Agreement, dated as of February 24, 1996 (the "AGREEMENT"), between Basin Exploration, Inc., a Delaware corporation (the "COMPANY"), and Corporate Stock Transfer, Inc. (the "RIGHTS AGENT"). Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed to them in the Agreement.

         Pursuant to Section 27 of the Agreement, this Amendment is being executed by the Company and the Rights Agent for the purpose of amending the Agreement as set forth below:

         The Agreement is hereby amended as follows:

         1. Section 1(a) shall be amended by inserting "(i)" following the phrase "Notwithstanding the foregoing," and inserting the following at the end of the sentence beginning with such phrase::

                  "and (ii) neither Stone Energy Corporation, a Delaware corporation ("ACQUIROR"), or Partner Acquisition Corp., a Delaware corporation ("MERGER SUB"), or any Affiliates or Associates of Acquiror or Merger Sub, shall be an Acquiring Person solely by virtue of (A) the execution of the Agreement and Plan of Merger, dated as of October 28, 2000 (the "MERGER AGREEMENT"), by and among Acquiror, Merger Sub and the Company, (B) the acquisition of Common Shares of the Company pursuant to the Merger (as defined in the Merger Agreement),
                  (C) the execution of the Company Voting Agreement, dated the date of the Merger Agreement, among the Company, Acquiror and the Company stockholders signatory thereto (the "COMPANY VOTING AGREEMENT") or the Acquiror Voting Agreement, dated the date of the Merger Agreement, among the Company, Acquiror and the Acquiror stockholders signatory thereto (the "ACQUIROR VOTING AGREEMENT"), or (D) the consummation of the Merger (as defined in the Merger Agreement) or of the other transactions contemplated in the Merger Agreement, the Company Voting Agreement or the Acquiror Voting Agreement."

         2. Section 1(s) shall be amended by inserting the following at the end of the definition of "Shares Acquisition Date":

                  "Notwithstanding the foregoing, no Shares Acquisition Date shall occur solely by reason of (A) the execution of the Merger Agreement, (B) the acquisition of Common Shares of the Company pursuant to the Merger (as defined in the Merger Agreement), (C) the execution of the Company Voting Agreement or the Acquiror Voting Agreement, or (D) the consummation of the Merger (as defined in the Merger Agreement) or of the other transactions contemplated in the Merger Agreement, the Company Voting Agreement or the Acquiror Voting Agreement."


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         3.       Section 3(a) shall be amended by inserting the following at the end of the subsection:

                  "Notwithstanding the foregoing or any provision to the contrary in this Agreement, a Distribution Date shall not occur solely by reason of (A) the execution of the Merger Agreement, (B) the acquisition of Common Shares of the Company pursuant to the Merger (as defined in the Merger Agreement),
                  (C) the execution of the Company Voting Agreement or the Acquiror Voting Agreement, or (D) the consummation of the Merger (as defined in the Merger Agreement) or of the other transactions contemplated in the Merger Agreement, the Company Voting Agreement or the Acquiror Voting Agreement."

         4. Section 7(a) shall be amended by deleting the word "or" immediately preceding clause (iii) thereto and replacing all of clause (iii) and the text following clause (iii), with "(iii) at the Effective Time (as defined in the Merger Agreement) or (iv) the time at which such Rights are exchanged as provided in Section 24 hereof. The Company, upon having knowledge thereof, will promptly notify the Rights Agent of the anticipated Effective Time."

         5. Section 11(a)(ii) shall be amended by inserting the following in the first parenthetical following the phrase "Flip In Event":

                  "; provided, however, that no Flip In Event shall occur solely by reason of (A) the execution of the Merger Agreement, (B) the acquisition of Common Shares of the Company pursuant to the Merger (as defined in the Merger Agreement), (C) the execution of the Company Voting Agreement or the Acquiror Voting Agreement, or (D) the consummation of the Merger (as defined in the Merger Agreement) or of the other transactions contemplated in the Merger Agreement, the Company Voting Agreement or the Acquiror Voting Agreement."


         6. Section 13 shall be amended by inserting the following subsection at the end thereof:

                  "(f) No event as described in Section 13(a)(i), (ii) or (iii) shall occur solely by reason of (A) the execution of the Merger Agreement, (B) the acquisition of Common Shares of the Company pursuant to the Merger (as defined in the Merger Agreement), (C) the execution of the Company Voting Agreement or the Acquiror Voting Agreement, or (D) the consummation of the Merger (as defined in the Merger Agreement) or of the other transactions contemplated in the Merger Agreement, the Company Voting Agreement or the Acquiror Voting Agreement."

         7. This Amendment shall be deemed effective as of October 28, 2000 as if executed by both parties hereto on such date.


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         8.       This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

         9. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         10. Except as amended hereby, the Agreement shall remain in full force and effect.

         The undersigned officer of the Company, being an appropriate officer of the Company and authorized to do so by resolution of the Board of Directors of the Company dated as of October 25, 2000, hereby certifies to the Rights Agent that these amendments are in compliance with the terms of Section 27 of the Agreement.


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and attested, all as of the day and year first above written.



                                            BASIN EXPLORATION, INC.


                                            By:  _______________________________
                                                 Name:
                                                 Title:



ATTEST:


By:  _________________________________________
     Name:  Howard L. Boigon
     Title: Vice President, General Counsel
            And Secretary



                                            CORPORATE STOCK TRANSFER, INC., as
                                            Rights Agent


                                            By:  _______________________________
                                                 Name:
                                                 Title:


ATTEST:


By:  _______________________________________
     Name:
     Title: